JPMorgan Trust I

JPMorgan Access Funds

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

(each, a “Fund” and collectively, the “Funds”)

(All Share Classes)

Supplement dated December 27, 2023 to the Summary Prospectuses, Prospectuses and the Statement of Additional Information dated November 1, 2023, as supplemented

Effective immediately, the Access Balanced Fund CS Ltd. and the Access Growth Fund CS Ltd. (the “Subsidiaries”), each organized under the laws of the Cayman Islands as a wholly-owned subsidiary of the JPMorgan Access Balanced Fund and JPMorgan Access Growth Fund, respectively, will be dissolved. No assets are currently allocated to the Subsidiaries. All references to the Subsidiaries and investment in the Subsidiaries, including related risks, in the Summary Prospectuses, Prospectuses and the Statement of Additional Information are hereby removed.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE

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SUP-ACCESS-1223